EXHIBIT 10.3

AMENDMENT TO MEDIA SERVICES AGREEMENT

Amendment, dated as of September 29, 2008 (this “Amendment”), to the Media Services Agreement, dated as of February 15, 2006 (as amended from time to time, the “Agreement”), by and between Alloy, Inc., a Delaware corporation (“Alloy” or “Agent”), and dELiA*s, Inc., a Delaware corporation (“dELiA*s”). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

RECITALS

WHEREAS, Alloy and dELiA*s entered into the Agreement as of February 15, 2006, as amended from time to time;

WHEREAS, Alloy and dELiA*s wish to amend the Agreement to exclude from its coverage, on and after the date hereof, the CCS Business, including, without limitation, all CCS Intellectual Property, CCS Media Assets and CCS Websites (as such terms are defined below).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and dELiA*s (each, a “Party” and collectively, the “Parties”), on behalf of themselves and their Affiliates hereby agree as follows:

1. Definitions.

(a) Amendments to Definitions.

(i) The definitions of the following terms are hereby amended by deleting such definitions in their entirety and replacing them with the following definitions:

“Alloy Business” means any business operated by Alloy and its Affiliates as of and subsequent to the Effective Date.

“Alloy Media Assets” means any and all assets currently or hereinafter acquired or operated by Alloy or any of its Affiliates enabling Persons to reach third parties to promote, market or advertise goods or services, including without limitation, the Alloy Websites and any branding, buttons, banners, navigation bars, and other placements and promotions or similar services and rights executed on, displayed on or using information derived or obtained from any Alloy Website; media boards; newspaper placement services; email, direct and database marketing; content licensing;

database and list rental and licensing; sampling programs; research; and promotional, sampling and sponsorship programs; provided, however, that “Alloy Media Assets” shall not include the CCS Media Assets on and after the Amendment Effective Time.

“Alloy Websites” means any and all public-facing websites currently or hereinafter owned or operated by Alloy or any of its Affiliates, including the Alloy Flagship Websites and the Licensed URLs contained therein; provided, however, that “Alloy Websites” shall not include the CCS Websites on and after the Amendment Effective Time.

“Company” means, collectively, dELiA*s and any Affiliate of dELiA*s after giving effect to the Spinoff; provided, however, that “Company” shall not include Skate Direct, LLC on and after the Amendment Effective Time.

“Company Brands” means the Company Flagship Brands and any other brand acquired, launched or operated by Company subsequent to the Effective Date; provided, however, that “Company Brands” shall not include the CCS merchandise brand on and after the Amendment Effective Time.

“Company Business” means the merchandising and retail businesses operated by the Company as of and subsequent to the Effective Date, including, without limitation, the operation of the Company Websites and the Company Media Assets; provided, however, that “Company Business” shall not include the CCS Business on and after the Amendment Effective Time.

“Company Catalogs” means the Company Flagship Catalogs and any catalog or publication acquired, launched or operated by the Company subsequent to the Effective Date; provided, however, that “Company Catalogs” shall not include any catalog related to the CCS Business on and after the Amendment Effective Time.

“Company Flagship Brands” means the Alloy and dELiA*s merchandise brands.

“Company Flagship Websites” means those websites or webpages supporting the Company Brands except for the Alloy Flagship Websites; provided, however, that “Company Flagship Websites” shall not include the CCS Websites on and after the Amendment Effective Time.

“Company Media Assets” means any and all assets of the Company currently held or hereinafter acquired through which Persons connect with or otherwise reach third parties for the purpose of advertising, marketing or promoting products or services, including, without limitation, the Company Websites and any branding, buttons, banners, navigation bars, and other placements and promotions or similar services and rights executed on, displayed on or using information derived or obtained from any Company Website; catalog print advertisements; catalog insertions; online upsell arrangements; in store retail promotions; and sample distribution, but excluding offline upsell arrangements; provided, however, that “Company Media Assets” shall not include the CCS Media Assets on and after the Amendment Effective Time.

“Company Websites” means the Company Flagship Websites and any website acquired, operated or maintained subsequent to the Effective Date by dELiA*s or any Affiliate of dELiA*s; provided, however, that “Company Websites” shall not include the CCS Websites on and after the Amendment Effective Time.

“Data” means information that identifies or describes an individual or an individual’s record of behavior or action, including without limitation, name, telephone, postal address, phone number, email, date of birth, gender, and any information listed on the Field Schedule (as hereinafter defined), but specifically excludes (i) credit card data, (ii) any of the foregoing information acquired by a Party in connection with an acquisition of a company or business division and (iii) any of the foregoing information gathered in the conduct of the CCS Business

(b) Additional Definitions. As used herein, the following terms shall have the following meanings given to them below, and the Agreement is hereby amended to include the following additional definitions:

(i) “Amendment Effective Time” means the closing under the Intellectual Property Purchase Agreement, dated as of September 29, 2008, by and among Alloy, dELiA*s and Skate Direct, LLC (the “IP Agreement”).

(ii) “CCS Business” means the business of marketing and selling apparel, footwear, skateboard and snowboard products and related accessories via catalogs and the Internet under the trade name “CCS”.

(iii) “CCS Intellectual Property” means all Intellectual Property, including, without limitation, the www.ccs.com domain name, including the universal resource locator shop.ccs.com, the CCS trademark and other intellectual property, used in, held for use in or related to the CCS Business, but excluding any Intellectual Property owned by Alloy and not transferred to Skate Direct, LLC pursuant to the IP Agreement.

(iv) “CCS Media Assets” means any and all assets, whether now owned or operated or hereafter acquired or operated, through which Persons connect with or otherwise reach third parties for the purpose of advertising, marketing or promoting products or services exclusively related to the CCS Business, including without limitation, the CCS Websites and any branding, buttons, banners, navigation bars, and other placements and promotions or similar services and rights executed on, displayed on or using information derived or obtained from any CCS Website; media boards, newspaper placement services, email, direct and database marketing, content licensing; database and list rental and licensing; research; promotional, sampling and sponsorship programs; catalog print advertisements; catalog insertions; and online and offline upsell arrangements.

(v) “CCS Websites” means the website www.ccs.com, including the universal resource locator shop.ccs.com.

2. Amendments to Section 3.

(a) Section 3.1(a) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

3.1. (a) License by Alloy of Sub-Universal Resource Locators. Alloy shall maintain the domain names www.alloy.com and www.delias.com (collectively, the “Alloy Flagship Websites”) as public facing websites. Alloy hereby licenses to the Company the right to use on a non-exclusive, non-transferable, royalty-free basis (i) the universal resource locator store.alloy.com within the www.alloy.com domain name for the purpose of displaying Alloy merchandise brand products (the “Alloy Licensed URL”); and (ii) the universal resource locator store.delias.com contained within the www.delias.com domain name for the purpose of displaying the dELiA*s merchandise brand products (the “dELiA*s Licensed URL,” and together with the Alloy Licensed URL, the “Licensed URLs”), all on the terms and conditions herein set forth. The Company may, in its sole discretion, transition from any or all of the Licensed URLs to another domain name of its choice (each a “Replacement URL”), provided and on the condition that such transition in no way affects or relieves the Company of any of its obligations set forth in this Agreement. Any Replacement URL and the Licensed URLs shall be referred to in this Agreement collectively as the “Company Flagship Websites”. Alloy will not license any Alloy Licensed URL to a third party during the Term of this Agreement.

(b) The second sentence of Section 3.1(b) of the Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following sentence:

Company agrees to indemnify and hold harmless Alloy and its Affiliates from any Claims (i) arising from Company’s use of the Licensed URLs (including Company’s use, only prior to the Amendment Effective Time, of the universal resource locator shop.ccs.com contained within the www.ccs.com domain name (the “CCS Licensed URL”)), including any information posted thereon (in the case of the CCS Licensed URL, only prior to the Amendment Effective Time); or (ii) in connection with or related to any Company Flagship Website (including Claims, the basis for which arose prior to the Amendment Effective Time, in connection with or related to the CCS Licensed URL); provided, however, Company shall not be obligated to indemnify Alloy for any Claim directly attributable to Alloy’s action or inaction.

(c) The second sentence of Section 3.1(c) of the Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following sentence:

Alloy agrees to indemnify and hold harmless Company and its Affiliates from any Claims (i) arising from the Alloy Flagship Websites (including Claims related to (A) www.ccs.com but only to the extent the basis for such Claims arose prior to the Amendment Effective Time, and (B) Alloy’s provision of content and/or links on the CCS Licensed URL but only to the extent the basis for such Claims arose prior to the Amendment Effective Time), including any information posted thereon (in the case of the www.ccs.com website, only prior to the Amendment Effective Time); or (ii) in connection with or related to any Alloy Flagship Website (including Claims related to (A) www.ccs.com but only to the extent the basis for such Claims arose prior to the Amendment Effective Time, and (B) Alloy’s provision of content and/or links on the CCS Licensed URL but only to the extent the basis for such Claims arose prior to the Amendment Effective Time); provided, however, Alloy shall not be obligated to indemnify Company for any Claim directly attributable to Company’s action or inaction.

(d) Section 3.2.1(b) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(b) Intentionally Omitted.

(e) Section 3.2.2(b) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(b) Intentionally Omitted.

(f) Section 3.2.2(h) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(h) Intentionally Omitted.

(g) Section 3.3.4(ii) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(ii) Five Thousand Dollars ($5,000) for Website Advertisements on the CCS Licensed URL prior to the Amendment Effective Time; and

3. Amendments to Section 4.

(a) Section 4.1.1 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

4.1 Print Media Services.

4.1.1 The Company shall make available in each Alloy catalog and dELiA*s catalog (collectively, the “Company Flagship Catalogs”) those number of pages at the identified page location set forth on Schedule 16 (“Print Schedule”) and Alloy shall have the right to purchase such pages at such locations for the purpose of advertising third party products or services or any Alloy Media Asset (“Print Advertisements”).

(b) Section 4.1.4 of the Agreement is hereby amended by deleting the references in such Section to “Print Advertising” and replacing such references with “Print Advertisements”.

4. Amendments to Section 6.

(a) Section 6.5.1(b)(iii) of the Agreement is hereby amended by deleting the reference in such Section to “Merchandising Business” and replacing such reference with “Company Business”.

(b) Section 6.5.3 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

6.5.3 The terms and provisions of this section 6.5 shall survive for a period of eighteen months subsequent to termination.

5. Amendment to Section 9. Section 9.1.5 of the Agreement is hereby amended by deleting the last sentence of such Section in its entirety.

6. Amendment to Section 12. Section 12.1.1(a) and (b) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a) with respect to Agent (an “Agent Event of Indemnification”), (i) the breach of any representation, warranty or covenant contained in this Agreement by dELiA*s; (ii) except as otherwise provided in Section 3.1(c) of the Agreement, the use by Company of the Licensed URL (including the use by Company of the CCS Licensed URL prior to the Amendment Effective Time); or (iii) the Company’s gross negligence or willful misconduct in connection with its obligations set forth hereunder;

(b) with respect to Company (a “Company Event of Indemnification”), (i) the breach of any representation, warranty or covenant contained in this Agreement by Alloy or any Affiliate; or (ii) any Claim resulting from Alloy’s gross negligence or willful misconduct in connection with Alloy’s obligations set forth hereunder

7. Amendment to Section 14. Section 14.5 of the Agreement is hereby amended by deleting the notice address for the Company and replacing it with the following:

if to Company, to:

dELiA*s, Inc.

50 West 23rd Street

New York, NY 10010

Attention: CEO

Telecopier: (212) 590-6580

With a copy to:

dELiA*s, Inc.

50 West 23rd Street

New York, NY 10010

Attention: General Counsel

Telecopier: (212) 590-6310

8. Amendments to Schedules and Exhibits. The Schedules and Exhibits to the Agreement are hereby amended by deleting therefrom all references, and all terms and provisions relating, to CCS, the CCS Business, the CCS Intellectual Property, the CCS Media Assets and the CCS Websites.

9. Effect of this Amendment. This Amendment shall be for all purposes an amendment to the Agreement in accordance with Section 14.11 of the Agreement. The Parties agree that all of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent provided in this Amendment. To the extent that any provision of the Agreement is inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control. This Amendment shall be effective only upon the Amendment Effective Time.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws provisions.

11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the Parties hereto and their respective successors and permitted assigns.

12. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

13. Counterparts. This Amendment may be executed in any number of counterparts by original, facsimile or .pdf signature, each such counterpart shall be an original instrument, and all such counterparts together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

AGENT:

ALLOY, INC.

By:	/s/ Gina DiGioia
Title:	General Counsel

COMPANY:

dELiA*s, INC.

By:	/s/ Robert E. Bernard
Title:	Chief Executive Officer